UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): January 12, 2006

First Financial Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-17122	57-0866076
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer I.D. number

34 Broad Street, Charleston, South Carolina 29401
(Address of principal executive offices)

Registrant's telephone number (including area code): (843) 529-5933

Not applicable
(Former name or former address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 -- Regulation FD

          Item 7.01 Regulation FD Disclosure

          In the press release dated January 12, 2006, First Financial Holdings, Inc. announced that the company is scheduled to present financial results for the first quarter on Friday, January 20, 2006 at 10:00 a.m. in a live webcast.

Section 9 -- Financial Statements and Exhibits

          Item 9.01 Financial Statements and Exhibits

          (a) Not applicable.

          (b) Not applicable.

          (c) Exhibits

                    Exhibit (99.1). Press release dated January 12, 2006.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC

/s/ Susan E. Baham

Susan E. Baham
Executive Vice President, Chief Financial Officer
and Principal Accounting Officer

Date: January 12, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	First Financial Holdings, Inc. Announces First Quarter Earnings Conference Call.